UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2010

ONE LIBERTY PROPERTIES, INC.
(Exact name of Registrant as specified in charter)

Maryland	001-09279	13-3147497
(State or other	(Commission file No.)	(IRS Employer
jurisdiction of		I.D. No.)
incorporation)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
 (Address of principal executive offices)                      (Zip code)

        Registrant's telephone number, including area code:     516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

We are re-issuing in an updated format the historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009 that was originally filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2010 (the “Original Filing”). On November 5, 2010, we filed our Quarterly Report on Form 10-Q for the period ended September 30, 2010 (the “Quarterly Report”). In compliance with the provisions of Accounting Standards Codification 205-20 (“Discontinued Operations”), the results of operations of our properties that were sold during the three months ended September  30, 2010 were reported as a component of “discontinued operations” for each period presented (including the comparable period of the prior year), as further described in Note 2 of Notes to Consolidated Financial Statements included in the Quarterly Report. The Quarterly Report included reclassifications of prior period amounts to conform to the 2009 presentation. Under SEC requirements, the same reclassifications are required for previously issued annual financial statements for each of the three years shown in the Original Filing if those financial statements are incorporated by reference in filings made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale date. This Current Report on Form 8-K is being filed to update Items 6, 7, 8 and 15(a)(1) and (2) of the Original Filing in their entirety to conform to the 2010 presentation included in the Quarterly Report. (The financial statements and financial statement schedule included as Item 15(a) in the Original Filing are, as updated, included as part of Item 8 herein.) These reclassifications had no effect on our previously reported net income, funds from operations, or the related basic/diluted per share amounts.

This Form 8-K does not attempt to modify or update any other disclosures set forth in the Original Filing, except as required to reflect the aforementioned amended information. In addition, except for the amended information included herein, this Form 8-K speaks as of the filing date of the Original Filing and does not update or discuss any other developments affecting us subsequent to the date of the Original Filing.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1
Form 10-K, Item 6.     Selected Financial Data
Form 10-K, Item 7.     Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8.     Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE LIBERTY PROPERTIES, INC.

Date: December 28, 2010	By:	/s/ David W. Kalish
David W. Kalish
Senior Vice President and
Chief Financial Officer